Putnam
New York
Investment Grade
Municipal Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

In terms of Putnam New York Investment Grade Municipal Trust's performance, we are pleased to report positive results for the six months ended October 31, 2003. In addition, your fund outperformed both its benchmark and its Lipper competitive category average at net asset value. The details are shown on the facing page. In their report, your fund's managers cite the portfolio's small allocation to higher-yielding lower-rated issues and defensive positioning as positive factors during the period. They also offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003



Report from Fund Management

Fund highlights

* For the six months ended October 31, 2003, Putnam New York Investment Grade Municipal Trust returned 2.70% at net asset value (NAV) and 0.26% at market price.

* Based on results at NAV, the fund outperformed its benchmark, the Lehman Municipal Bond Index, which returned 1.47% for the period. We attribute this to defensive positioning and differences in portfolio composition.

* At NAV, the fund also slightly outperformed the average for its Lipper category, Closed-End New York Municipal Debt Funds, which was 2.18%.

* Index and Lipper results should be compared to fund performance at net asset value. See the performance summary on Page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

At the beginning of your fund's fiscal year, lower-rated, higher-yielding municipal bonds began to deliver strong performance for the first time in over a year. Although your fund is primarily an investment-grade fund, it does allocate some of the portfolio to these bonds -- and consequently, this positive change in investor sentiment translated into stronger performance for the fund. The top-performing holdings during the period were airline-related industrial development bonds (IDBs) -- positions that had dampened fund performance in the past, but whose prices rebounded in response to signs of renewed economic growth.

Shifts we made in the fund's duration -- a measure of its sensitivity to changes in interest rates -- also aided results. We shortened duration, diminishing the fund's sensitivity to the negative effects of rising rates on bond prices. While this positioning reduced the fund's ability to profit from the price rally when interest rates fell early in the period, it offered protection when rates rose again dramatically, and ultimately, made a positive contribution to performance.

Return at market price reflects investor demand as well as investment performance. We believe the fund's lower return at market price reflects reduced demand for fixed-income investments over the period.

FUND PROFILE

Putnam New York Investment Grade Municipal Trust seeks to provide high current income free from federal income tax and New York state and city personal income taxes, consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of high-quality bonds.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were unusually volatile between May 1 and October 31, 2003. Concern about deflation led to falling yields and higher bond prices through mid June. After rising through August, yields receded again in September, on unfavorable housing and unemployment data. October's positive economic surprises sent yields back up. Overall, yields ended the semiannual period higher than at the beginning of the period.

The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of October, after yielding nearly 100% of Treasury yields earlier in the year.

As the economy improved, investor demand for higher-yielding municipals increased. In particular, airline-related industrial development bonds outperformed other municipal bonds. California general obligation bonds were downgraded and underperformed as the state's budget crisis worsened. Tobacco settlement bonds outperformed following the Illinois Supreme Court's favorable ruling in one of the industry's ongoing litigation matters.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.47%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.57%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -0.19%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.61%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.62%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                16.81%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  16.74%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

We shortened duration (a measure of a fund's sensitivity to changes in interest rates) in May because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

We continued to diversify the fund's holdings. We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits and reduce positions in some of the fund's lower-quality holdings, particularly airline-related industrial development bonds
(IDBs).

Although we had previously reduced the fund's holdings in tobacco settlement bonds -- bonds secured by the income stream from tobacco companies' settlement obligations to the states -- Putnam's bond analyst for this sector has offered support for a more positive view of the industry. Recently, numerous court cases have been decided in the industry's favor and we believe these decisions have reduced, somewhat, the perceived risk of unfavorable rulings that could affect the stability of the bonds' income stream. Accordingly, the fund has purchased more tobacco settlement bonds, and brought the weighting to neutral, relative to the benchmark. The fund may move toward an overweight position in tobacco settlement bonds if attractive investment opportunities arise.

[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED
                                    as of     as of
                                   4/30/03  10/31/03

Transportation                      22.8%    21.4%

Utilities                           14.2%    17.8%

Health care                         12.4%    16.5%

Education                           16.6%    11.1%

Waste management                     2.2%     1.5%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of portfolio market value. Holdings will vary over time.


How fund holdings affected performance

Many of the fund's top performers during the period were airline-related IDBs. This type of municipal bond is usually issued to nance local expansion by various businesses, and is backed by the credit of the company benefiting from the financing. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Especially since the terrorist attacks of September 11, 2001, airline-backed IDBs (generally issued to nance airport facility expansion) have been severely affected by declining air traffic, high fixed costs, and high-prole bankruptcies. As the prospects for economic recovery improved, the airline companies strengthened and concerns about bankruptcies diminished. This led to a sharp price recovery for these bonds and we used this opportunity to trim the fund's airline-related holdings. These included airport facility improvement bonds issued for American Airlines and British Airways. Since these bonds have been in the portfolio for some time, none of the sales resulted in a prot based on their acquisition cost, but the fund was able to sell on strength rather than in distress.

Other bonds that performed well were two tobacco settlement bonds, one issued by New York Counties Tobacco Trust, offering a 5.75% coupon and maturing in 2043, and the other issued by Children's Trust Fund of Puerto Rico, with a 5.5% coupon, maturing in 2039. This sector recovered during the past six months, primarily due to a series of more positive legal judgments. Until recently, our view on the sector had been less favorable because of the multibillion-dollar litigation pending against the tobacco companies. This litigation, if successful, could have affected the ability of tobacco companies to meet their settlement payment obligations to the states. Ultimately, such a scenario would have had a negative effect on tobacco settlement bonds, which are secured by this promised income stream. During the reporting period, the litigation environment shifted in favor of tobacco companies, and in several cases, higher courts reversed severe lower court judgments and outlined higher hurdles and stricter rules for litigants against tobacco companies. This change prompted our reversion to a more positive stance on the sector.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

A                  (18.4%)

Aa/AA              (22.6%)

Aaa/AAA            (37.4%)

Other               (0.6%)

VMIG1               (5.0%)

Ba/BB               (2.3%)

Baa/BBB            (13.7%)

Footnote reads:
As a percentage of market value as of 10/31/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

While the past several months have been positive ones for the bond market, including municipals, some bonds encountered difficulties and suffered from price declines. One fund holding that struggled was a bond issued by the New York City Industrial Development Agency to provide funds for Brooklyn Polytechnic University. These bonds were issued with a 6.125% coupon and mature in 2030. Brooklyn Polytechnic University is primarily a commuter school that offers technical education. The debt was issued to help the school build dormitories. Unfortunately, the tech downturn of the past few years led to decreasing enrollment at the school. The debt's credit rating was downgraded, and the bond price declined as a result. Since we did not anticipate any recovery over the near term, we reduced the position. Similarly, bonds issued by the Otsego County Industrial Development Agency on the behalf of Hartwick College stumbled. These were bonds carrying a coupon of 5.90% maturing in 2022. The college sought to remake itself as a more selective institution, but the weak economy led to declining applications and matriculation, which in turn triggered operating losses. We also cut back on this position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months, and we believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposure.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investment in one state and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
------------------------------------------------------------------------
                                                            Lipper
                                                          Closed-End
                                                Lehman     New York
                                               Municipal   Municipal
                                     Market      Bond     Debt Funds
                            NAV      price      Index  category average*
------------------------------------------------------------------------
6 months                   2.70%      0.26%      1.47%      2.18%
------------------------------------------------------------------------
1 year                     6.63       1.37       5.12       6.12
------------------------------------------------------------------------
5 years                   26.02       7.49      31.08      30.04
Annual average             4.73       1.46       5.56       5.37
------------------------------------------------------------------------
10 years                  64.85      43.66      78.34      73.97
Annual average             5.13       3.69       5.96       5.67
------------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)           5.96       4.01       6.55       6.31
------------------------------------------------------------------------
   Performance does not reflect taxes on reinvested distributions.

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 10/31/03, there were 22, 22, 10, and 10 funds, respectively, in this Lipper category.


------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------
                                    NAV    Market price
------------------------------------------------------------------------
6 months                           4.08%      1.01%
------------------------------------------------------------------------
1 year                             3.36      -1.67
------------------------------------------------------------------------
5 years                           25.83       8.83
Annual average                     4.70       1.71
------------------------------------------------------------------------
10 years                          66.06      44.28
Annual average                     5.20       3.73
------------------------------------------------------------------------
Annual average
Life of fund (since
11/27/92)                          6.02       4.04
------------------------------------------------------------------------


------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/03
------------------------------------------------------------------------
Putnam New York Investment Grade Municipal Trust
------------------------------------------------------------------------
Distributions from common shares
------------------------------------------------------------------------
Number                                       6
------------------------------------------------------------------------
Income 1                                  $0.357
------------------------------------------------------------------------
Capital gains 1                             --
------------------------------------------------------------------------
Total                                     $0.357
------------------------------------------------------------------------
                                         Series A
Distributions from preferred shares    (200 shares)
------------------------------------------------------------------------
Income 1                                 $235.60
------------------------------------------------------------------------
Capital gains 1                             --
------------------------------------------------------------------------
Total                                    $235.60
------------------------------------------------------------------------
Share value (common shares)                 NAV       Market price
------------------------------------------------------------------------
4/30/03                                   $13.37         $11.99
------------------------------------------------------------------------
10/31/03                                   13.33          11.67
------------------------------------------------------------------------
Current return (common shares,
end of period)
------------------------------------------------------------------------
Current dividend rate 2                    5.36%          6.12%
------------------------------------------------------------------------
Taxable equivalent 3                       9.21          10.52
------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 41.82% federal, state, and city tax rate for 2003.
  Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global corporate debt market, including domestic and international issues.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
October 31, 2003 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes


Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

New York (95.9%)
-------------------------------------------------------------------------------
      $250,000 Albany, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Charitable Leadership),
               Ser. A , 6s, 7/1/19                   Baa3              $265,938
     1,000,000 Dutchess Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Bard
               College), 5 3/4s, 8/1/30              A3               1,070,000
       250,000 Essex Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Intl. Paper Co.),
               Ser. A, 5 1/2s, 10/1/26               Baa2               240,000
     1,150,000 Geneva, Indl. Dev. Agcy. Rev. Bonds
               (Hobart & William Smith Project),
               Ser. A, 5 3/8s, 2/1/33                A                1,180,188
       750,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, 5 1/4s,
               12/1/26                               A-                 760,313
     1,000,000 Madison Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Colgate U.), Ser. A, 5s,
               7/1/23                                Aa3              1,016,250
               Metropolitan Trans. Auth. Svc.
               Contract Rev. Bonds
       500,000 (Trans. Fac.), Ser. O, U.S. Govt.
               Coll., 5 3/4s, 7/1/13                 AAA                576,875
     1,000,000 Ser. A , MBIA, 5 1/2s, 1/1/20         Aaa              1,086,250
     1,000,000 Metropolitan Trans. Auth.
               Rev. Bonds, Ser. A, FSA, 5s,
               11/15/30                              Aaa              1,007,500
       650,000 Niagara Cnty., Indl. Dev. Agcy.
               Rev. Bonds, Ser. C, 5 5/8s, 11/15/24  Baa1               679,250
               NY City, G.O. Bonds
       185,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/17                               Aaa                213,675
        45,000 Ser. D, 6s, 2/15/25 (Prerefunded)     Aaa                 48,206
        20,000 Ser. D, 6s, 2/15/25                   A2                  21,425
     1,000,000 Ser. B, 5 3/4s, 8/1/16                A2               1,090,000
     1,000,000 Ser. B, 5 1/2s, 12/1/31               A2               1,033,750
     1,650,000 NY City, IFB, AMBAC, 10.87s,
               9/1/11(SEG)                           Aaa              1,709,268
       300,000 NY City, Hlth. & Hosp. Corp.
               Rev. Bonds  (Hlth. Syst.), Ser. A ,
               5 3/8s, 2/15/26                       A3                 302,625
       750,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Brooklyn Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             BBB-               670,313
               NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
       600,000 (Staten Island U. Hosp.), Ser. A,
               6 3/8s, 7/1/31                        Baa3               623,250
       300,000 (Brooklyn Polytech. U. Project J),
               6 1/8s, 11/1/30                       Ba1                238,875
       700,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3               679,000
               NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds
     1,000,000 (Terminal One Group Assn.), 6s,
               1/1/15                                A3               1,024,670
       400,000 (American Airlines, Inc.), 5.4s,
               7/1/20                                Caa2               265,500
       500,000 (British Airways), 5 1/4s, 12/1/32    BB+                353,125
       500,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. G, FSA, 5s,
               6/15/34                               Aaa                502,500
     2,350,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. VRDN, Ser. G, FGIC, 1.15s,
               6/15/24                               VMIG1            2,350,000
     1,000,000 NY Cntys., Trust II
               Rev. Bonds (Tobacco Settlement),
               5 3/4s, 6/1/43                        Baa2               906,250
               NY State Dorm. Auth. Rev. Bonds
     1,000,000 (State U. Edl. Fac.), Ser. A,
               7 1/2s, 5/15/13                       AA-              1,277,500
       250,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s,
               7/1/25                                Ba1                250,625
     1,930,000 (Mental Hlth. Svcs.), Ser. A,
               5 3/4s, 2/15/27 (Prerefunded)         AAA              2,202,609
        70,000 (Mental Hlth. Svcs.), Ser. A,
               5 3/4s, 2/15/27                       AA-                 74,725
       700,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               713,125
     1,500,000 (Dept. of Hlth.), 5 1/2s, 7/1/25      AA-              1,545,000
       600,000 (North Shore Long Island Jewish
               Group),  5 3/8s, 5/1/23               A3                 606,750
     1,190,000 (City U. Syst. Construction), Ser.
               1,  5 1/4s, 7/1/17                    AA-              1,261,400
     1,000,000 (School Dist. Fin. Project), Ser. A,
               MBIA,  5 1/4s, 4/1/11                 Aaa              1,118,750
     1,500,000 (NY U.), Ser. 2, AMBAC, 5s, 7/1/41    Aaa              1,503,750
       500,000 NY State Energy Res. & Dev. Auth.
               Fac. Rev. Bonds, 4.7s, 6/1/36         A1                 502,500
     1,000,000 NY State Energy Research & Dev.
               Auth. Poll. Control Rev. Bonds
               (Niagara Mohawk Pwr. Corp.), Ser. A,
               FGIC, 7.2s, 7/1/29                    Aaa              1,055,450
       250,000 NY State Env. Fac. Corp. Rev. Bonds,
               5s, 6/15/32                           Aaa                252,500
       155,000 NY State Env. Fac. Corp. Poll.
               Control Rev. Bonds (State Wtr.
               Revolving Fund), Ser. A,
               7 1/2s, 6/15/12                       Aaa                155,915
     1,315,000 NY State Med. Care Fac. Fin. Agcy.
               Rev. Bonds (Hosp. & Nursing Home
               Insd. Mtge.), Ser. C, FHA Insd.,
               6 3/8s, 8/15/29                       AAA              1,369,809
       750,000 NY State Pwr. Auth. Rev. Bonds, 5s,
               11/15/20                              Aa2                780,000
               NY State Thruway Auth. Rev. Bonds,
               Ser. A, MBIA
     1,000,000 5 1/4s, 4/1/13                        Aaa              1,117,500
     1,000,000 5 1/4s, 4/1/12                        Aaa              1,116,250
     1,000,000 NY State Urban Dev. Corp. Rev. Bonds
                (Personal Income Tax), Ser. C-1,
               5s, 3/15/33                           AA               1,000,000
       500,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Bristol-Meyers Squibb
               Co.), 5 3/4s, 3/1/24                  AA-                540,000
       200,000 Otsego Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Hartwick College), 5.9s,
               7/1/22                                Baa3               198,500
     1,000,000 Port Auth. NY & NJ Cons. Rev. Bonds,
               Ser. 124,  5s, 8/1/31                 AA-                983,750
     1,000,000 Port Auth. NY & NJ Special
               Obligation FRB, Ser. N18, MBIA,
               8.64s, 12/1/17 (acquired
               7/19/00, cost $1,046,890) (RES)       Aaa              1,326,250
       500,000 Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Huntington
               Hosp.), Ser. B, 5 7/8s, 11/1/32       Baa1               508,750
     1,000,000 Tobacco Settlement Fin. Auth.
               Rev. Bonds, Ser. A-1, 5 1/2s, 6/1/18  AA-              1,055,000
               Triborough Bridge & Tunnel Auth.
               Rev. Bonds
     1,000,000 Ser. A, 5s, 1/1/32                    Aa3              1,002,500
     1,000,000 AMBAC, 5s, 11/15/12                   Aaa              1,108,750
       250,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (St. John's Riverside
               Hosp.), Ser. A, 7 1/8s, 7/1/31        BB                 257,500
                                                                 --------------
                                                                     44,800,154

Puerto Rico (4.1%)
-------------------------------------------------------------------------------
       750,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 1/2s,
               5/15/39                               Baa2               655,313
     1,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. II, 5 1/4s, 7/1/31               A-               1,013,750
       250,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES PR Project), 6 5/8s, 6/1/26  Baa2               261,563
                                                                 --------------
                                                                      1,930,626
-------------------------------------------------------------------------------
               Total Investments (cost $45,384,713)                 $46,730,780
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2003 was $1,326,250 or 2.8% of portfolio market value.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2003.

      The rates shown on VRDN and Floating Rate Bonds (FRB) are the current interest rates shown at October 31, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2003.

      The fund had the following industry group concentrations greater than 10% at October 31, 2003 (as a percentage of portfolio market value):

      Transportation          21.4%
      Utilities               17.8
      Health care             16.5
      Education               11.1

      The fund had the following insurance concentration greater than 10% at October 31, 2003 (as a percentage of portfolio market value):

      MBIA                    12.3%


Futures contracts outstanding at October 31, 2003 (Unaudited)

                      Market     Aggregate      Expiration        Unrealized
                      value      face value        date         appreciation
----------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Long)        $3,368,906   $3,354,033        Dec-03           $14,873
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$45,384,713) (Note 1)                                             $46,730,780
-------------------------------------------------------------------------------
Cash                                                                  383,979
-------------------------------------------------------------------------------
Interest and other receivables                                        767,081
-------------------------------------------------------------------------------
Receivable for securities sold                                        396,750
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               10,313
-------------------------------------------------------------------------------
Total assets                                                       48,288,903

Liabilities
-------------------------------------------------------------------------------
Distributions payable to common shareholders                          169,373
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                  3,493
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           79,252
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              6,343
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 20,699
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              335
-------------------------------------------------------------------------------
Other accrued expenses                                                 53,037
-------------------------------------------------------------------------------
Total liabilities                                                     332,532
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (200 shares
authorized) and outstanding at $50,000 per share (Note 4)          10,000,000
-------------------------------------------------------------------------------
Net assets                                                        $37,956,371

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                              $39,492,317
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          229,431
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (3,126,317)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          1,360,940
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                       $37,956,371

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($37,956,371 divided by
2,847,092 shares)                                                      $13.33
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended October 31, 2003 (Unaudited)

Interest income:                                                   $1,274,799
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      159,412
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         22,132
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              4,752
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        2,013
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                 12,415
-------------------------------------------------------------------------------
Other                                                                  54,065
-------------------------------------------------------------------------------
Total expenses                                                        254,789
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (3,415)
-------------------------------------------------------------------------------
Net expenses                                                          251,374
-------------------------------------------------------------------------------
Net investment income                                               1,023,425
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (858,012)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                           791,234
-------------------------------------------------------------------------------
Net loss on investments                                               (66,778)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $956,647
-------------------------------------------------------------------------------

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                                (47,120)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                    $909,527
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Increase (decrease) in net assets                       2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $1,023,425       $2,349,267
-------------------------------------------------------------------------------
Net realized loss on investments                    (858,012)        (391,292)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments           791,234          363,397
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                           956,647        2,321,372
-------------------------------------------------------------------------------

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                               (47,120)        (120,956)
-------------------------------------------------------------------------------
From ordinary income                                      --           (1,150)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders         909,527        2,199,266
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (1,016,237)      (2,032,488)
-------------------------------------------------------------------------------
From ordinary income                                      --          (20,496)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets             (106,710)         146,282

Net assets
-------------------------------------------------------------------------------
Beginning of period                               38,063,081       37,916,799
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $229,431 and $269,363,
respectively)                                    $37,956,371      $38,063,081
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                      2,847,092        2,847,092
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                              200              200
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

                                      Six months
                                           ended
                                      October 31
Per-share                             (Unaudited)                                   Year ended April 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                           $13.37          $13.32          $13.45          $12.81          $14.03          $13.96
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .36             .83             .88             .83             .90             .91
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.02)           (.02)           (.23)            .72           (1.19)            .08
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:            .34             .81             .65            1.55            (.29)            .99
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.02)           (.04)           (.07)           (.13)           (.12)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations: applicable to
common shareholders                          .32             .77             .58            1.42            (.41)            .88
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.36)           (.72)           (.71)           (.78)           (.81)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.36)           (.72)           (.71)           (.78)           (.81)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                           $13.33          $13.37          $13.32          $13.45          $12.81          $14.03
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                           $11.67          $11.99          $12.12          $12.46          $12.00          $13.88
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                      0.26*           4.88            2.96           10.28           (7.75)           7.82
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)
(in thousands)                           $37,956         $38,063         $37,917         $38,288         $36,479         $39,952
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .67*           1.36            1.35            1.41            1.44            1.32
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                2.56*           5.84            5.96            5.25            5.96            5.66
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 6.39*          35.93           25.16           15.65            3.32           24.04
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
October 31, 2003

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high a current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of $1,856,611 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
--------------------------------------
     $619,079   April 30, 2004
      491,807   April 30, 2005
      433,833   April 30, 2008
      311,892   April 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 $314,679 of losses recognized during the period November 1, 2002 to April 30, 2003.

The aggregate identified cost on a tax basis is $45,457,703, resulting in gross unrealized appreciation and depreciation of $1,883,253 and $610,176, respectively, or net unrealized appreciation of $1,273,077.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2003 was 0.85%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on 0.65% of the fund's weekly average net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2003, the fund's expenses were reduced by $3,415 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $466 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,969,987 and $5,797,325, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2003, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading.



Results of October 7, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 2003 At the meeting, each of the nominees for Trustees was elected, as follows:
                                             Common shares
                                                         Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter                2,580,008            37,726
Charles B. Curtis                    2,580,698            37,036
Ronald J. Jackson                    2,580,698            37,036
Paul L. Joskow                       2,580,698            37,036
Elizabeth T. Kennan                  2,580,008            37,726
Lawrence J. Lasser*                  2,579,698            38,036
John H. Mullin III                   2,580,698            37,036
George Putnam, III                   2,576,987            40,747
A.J.C. Smith                         2,579,698            38,036
W. Thomas Stephens                   2,580,298            37,436
W. Nicholas Thorndike                2,580,698            37,036

                                            Preferred Shares
                                                         Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter                      199                --
Charles B. Curtis                          199                --
John A. Hill                               199                --
Ronald J. Jackson                          199                --
Paul L. Joskow                             199                --
Elizabeth T. Kennan                        199                --
Lawrence J. Lasser*                        199                --
John H. Mullin III                         199                --
Robert E. Patterson                        199                --
George Putnam, III                         199                --
A.J.C. Smith                               199                --
W. Thomas Stephens                         199                --
W. Nicholas Thorndike                      199                --

All tabulations are rounded to nearest whole number.

* Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
------------------

Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

203413   185   12/03




Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003